EXHIBIT 99.1

                                   [ENHANCED
                                   CARE
                                   INITIATIVES

                                   INNOVATIVE/TARGETED HEALTH SOLUTIONS LOGO]


CONTACT:    David Chess, MD
            Chief Executive Officer
            (203) 925-9600


                  HC INNOVATIONS REPORTS THIRD QUARTER RESULTS
                    ----------------------------------------
                  REVENUES INCREASE 93% OVER PRIOR YEAR QUARTER


THIRD QUARTER HIGHLIGHTS:

o   Revenue growth of 93% for the quarter and 90% for the nine months;

o HealthSpring expands membership in Easy Care(TM) program due to major improvements in hospitalization rates, emergency room visits and patient quality of life;

o Addition of senior medical executive as Vice President of Medical Oncology Services (Quality of Life Program);

o   Key  management   additions  to  HC  Innovations   management   company  and
    subsidiary, Enhanced Care Initiatives, Inc. (ECI); and

o   Formation of National Clinical Advisory Board.


SHELTON, CONNECTICUT (November 15, 2007) - HC Innovations, Inc. (OTCBB: HCNV), a specialty care disease management company, today announced results for the third quarter and nine months ended September 30, 2007.

Total revenues for the third quarter ended September 30, 2007, increased 93.0% to $3.4 million compared with total revenues of $1.8 million for the prior-year period. Net loss for the three months ended September 30, 2007, was $3.2 million, or $0.08 per diluted share, on 38.2 million weighted average shares of stock compared with a net loss of $660,000, or $0.02 per diluted share, on 30.0 million weighted average shares of stock for the three months ended September 30, 2006.

Total revenues for the nine months ended September 30, 2007, increased 89.8% to $8.3 million compared with total revenues of $4.4 million for the prior year period. Net loss for the nine months ended September 30, 2007, was $6.5 million, or $0.18 per diluted share, compared with a net loss of $2.0 million, or $0.08 per diluted share, for the same period in 2006.

In commenting on the results, Dr. David Chess, chief executive officer of HC Innovations, said, "The third quarter accelerated our strong momentum as we continued to add customers, expand existing relationships and further enhance the services we provide. In addition, we opened and staffed our New York operations and commenced implementation of our contract with HIP Health Plans of New York as previously announced. During the third quarter, revenues increased 93% over the prior year. In addition, we are aggressively perfecting our business model by adding experienced executives to key positions. I am also pleased to report that during the quarter we completed the formation of our National Clinical Advisory Board composed of exceptionally qualified professionals, whose participation confirms the bright promise of HC Innovations. We believe that in every sense, it has been a productive and rewarding quarter."

In closing, Dr. Chess added, "We expect to continue our progress in the fourth quarter and into 2008. Demand is growing for our services as we gain visibility for delivering measurable results and successful outcomes for our customers. With costs of healthcare rising dramatically, the search for quality solutions is expanding exponentially. Our company offers cost benefits and quality products that are unique in healthcare, and we are ideally positioned to continue our success and become a dynamic force in our industry. The confluence of events - aging populations, soaring medical costs and demand for quality care
- has created a perfect storm of opportunity for our company."

ABOUT HC INNOVATIONS, INC.

HC Innovations creates value and cost savings for HMOs, nursing homes, and insurance companies (government and private) by identifying niche markets with high medical costs and implementing proprietary solutions. HC Innovations combines proprietary information systems with highly trained nurses and nurse practitioners to improve health conditions with hands-on care. The results are improved patient outcomes. HC Innovations currently provides services for Medicare, Medicaid, sub-acute care and specialty-needs programs in Connecticut, New Jersey, New York, Tennessee, Texas, Florida, Ohio, Illinois and Massachusetts. For more information, visit WWW.HCINNOVATIONSINC.COM.

SAFE HARBOR ACT DISCLAIMER NOTICE

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS CONTAINED IN THIS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN OR IMPLIED BY FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE THE COMPANY'S ENTRY INTO NEW COMMERCIAL BUSINESSES, THE RISK OF OBTAINING FINANCING, RECRUITING AND RETAINING QUALIFIED PERSONNEL, AND OTHER RISKS DESCRIBED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS. THE FORWARD LOOKING
STATEMENTS IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE HEREOF, AND THE COMPANY DISCLAIMS ANY OBLIGATION TO PROVIDE UPDATES, REVISIONS OR AMENDMENTS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT CHANGES IN THE COMPANY'S EXPECTATIONS OR FUTURE EVENTS.

                      HC INNOVATIONS, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   THREE MONTHS ENDED          NINE MONTHS ENDED
                                                 ----------------------      ----------------------
                                                 SEPT. 30,    SEPT. 30,      SEPT. 30,    SEPT. 30,
                                                   2007          2006          2007          2006
                                                 ---------    ---------      ---------    ---------
Net revenues                                     $  3,394      $  1,758      $  8,345      $  4,397

Cost of services                                    3,805         1,275         7,987         3,245
Selling, general and administrative expenses        2,658           998         6,395         2,747
Depreciation and amortization                         108            69           313           184
                                                 --------      --------      --------      --------
                                                    6,571         2,342        14,695         6,176
                                                 --------      --------      --------      --------
    Loss from operations                           (3,177)         (584)       (6,350)       (1,779)

Other income (expense)
  Interest income                                      20            --            49             2
  Other expense                                        (1)           (1)           (1)            5
  Interest expense                                    (36)          (75)         (233)         (200)
                                                 --------      --------      --------      --------
                                                      (17)          (76)         (185)         (193)
                                                 --------      --------      --------      --------
    Loss before provision for income taxes         (3,194)         (660)       (6,535)       (1,972)

Provision for income taxes                             --            --            --            --

Net loss                                         $ (3,194)     $   (660)     $ (6,535)     $ (1,972)
                                                 ========      ========      ========      ========

Basic and diluted net loss per share             $  (0.08)     $  (0.02)     $  (0.18)     $  (0.08)
                                                 ========      ========      ========      ========

Weighted average common shares outstanding         38,217        30,006        36,456        26,139

                      HC INNOVATIONS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                     SEPT. 30,     DEC. 31,
                                                                       2007          2006
                                                                    -----------    ---------
                                                                    (UNAUDITED)    (AUDITED)

                                           ASSETS

Current assets:
  Cash and cash equivalents                                          $    670      $    152
  Accounts receivable, net of contractual allowances                    2,129           331
  Prepaid expenses                                                        392           142
                                                                     --------      --------
    Total current assets                                                3,191           625

Fixed assets, net                                                         809           292
Capitalized software development costs, net                             1,998         1,311
Deferred issuance costs, net                                               --            51
Security deposits and other, net                                           91            65
                                                                     --------      --------
      Total assets                                                   $  6,089      $  2,344
                                                                     ========      ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Lines of credit                                                    $    200      $    200
  Current portion of notes payable                                        893           441
  Current portion of capital lease obligations                            227            94
  Notes payable to vendors                                                126            45
  Convertible debentures, net of discount                                  --         1,223
  Accounts payable                                                      2,263         1,498
  Accrued liabilities                                                     830           369
  Deferred revenue                                                         --            31
                                                                     --------      --------
    Total current liabilities                                           4,539         3,901

Notes payable, net of current portion                                       4            29
Capital lease obligations, net of current portion                         401           152
Convertible debentures, net of discount and current portion                --           398
                                                                     --------      --------
      Total liabilities                                                 4,944         4,480
                                                                     --------      --------

Stockholders' equity (deficit):
  Preferred stock, $0.001 par value, 5,000,000 shares authorized           --            --
  Common stock, $0.001 par value, 100,000,000 shares authorized            38            31
  Stock subscriptions receivable                                          (22)          (22)
  Additional paid-in capital                                           12,911         3,102
  Deficit                                                             (11,782)       (5,247)
                                                                     --------      --------
      Total stockholders' equity (deficit)                              1,145        (2,136)
                                                                     --------      --------
      Total liabilities and stockholders' equity (deficit)           $  6,089      $  2,344
                                                                     ========      ========

                      HC INNOVATIONS, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                    NINE MONTHS ENDED
                                                                                 ----------------------
                                                                                 SEPT. 30,    SEPT. 30,
                                                                                   2007         2006
                                                                                 ---------    ---------
Cash flows from operating activities:                                             $(6,535)     $(1,972)
  Net loss
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization                                                     313          184
    Amortization of discount - convertible debentures                                 137          127
    Consulting services expense - warrants                                            156           --
    Consulting services expense - common stock                                        105           --
    Changes in operating assets and liabilities:
       (Increase) decrease in:
         Accounts receivable                                                       (1,799)        (279)
         Prepaid expenses                                                            (249)          --
         Security deposits and other                                                  (28)         (27)
      Increase (decrease) in:
         Notes payable to vendors                                                      82         (147)
         Accounts payable                                                             764          759
         Accrued liabilities                                                          462          177
         Deferred revenue                                                             (31)          44
                                                                                  -------      -------
Net cash used in operating activities                                              (6,623)      (1,134)
                                                                                  -------      -------

Cash flow from investing activities:
  Purchases of fixed assets, net                                                     (139)         (80)
  Expenditures for capitalized software development costs                            (846)        (364)
                                                                                  -------      -------
Net cash used in investing activities                                                (985)        (444)
                                                                                  -------      -------

Cash flows from financing activities:
  Proceeds from issuance of convertible debentures                                     --          500
  Proceeds from issuance of common stock, net                                       7,846          107
  Proceeds from notes payable                                                         450          720
  Deferred issuance costs paid                                                         --          (10)
  Payments on convertible debentures                                                  (50)          --
  Payments on notes payable                                                           (24)         (23)
  Payments on line of credit                                                           --          (10)
  Payments on capital lease obligations                                               (96)         (61)
                                                                                  -------      -------
  Net cash provided by financing activities                                         8,126        1,223
                                                                                  -------      -------

Net increase (decrease) in cash and cash equivalents                                  518         (355)

Cash and cash equivalents - beginning of period                                       152          435
                                                                                  -------      -------
Cash and cash equivalents - end of period                                         $   670      $    80
                                                                                  =======      =======

Supplemental cash flow information:
  Cash paid during the year for interest                                          $    62      $    59
                                                                                  =======      =======
  Noncash investing and financing activities:
    Common stock issued in connection with exercise of warrants and
      satisfaction of note payable - related party                                $    --      $   500
                                                                                  =======      =======
    Discount on convertible debentures                                            $    --      $   141
                                                                                  =======      =======
    Computer equipment acquired through capital lease                             $   479      $    60
                                                                                  =======      =======
    Capitalized software acquired through capital lease                           $    --      $   115
                                                                                  =======      =======
    Common stock issued in connection with conversion of convertible
      debentures                                                                  $ 1,708      $    --
                                                                                  =======      =======